                                                                    EXHIBIT 99.1


                                 [BROCADE LOGO]
FOR IMMEDIATE RELEASE
BROCADE CONTACTS

INVESTOR RELATIONS        MEDIA RELATIONS
Shirley Stacy             Lee Davis
Tel: 408.333.5752         Tel:  408-333-5177
sstacy@brocade.com        ldavis@brocade.com


           BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS

            STORAGE NETWORKING LEADER INCREASES REVENUE, NET INCOME,
                         AND EPS ON A SEQUENTIAL BASIS

SAN JOSE, CALIF. -- AUGUST 13, 2003 -- Brocade Communications Systems, Inc. (Brocade(R)) (Nasdaq: BRCD) reported today financial results for its third quarter of fiscal year 2003 (Q3 03), which ended July 26, 2003. Net revenue for Q3 03 was $133.5 million, an increase from the $130.9 million reported in the second quarter of fiscal year 2003 (Q2 03). Net revenue reported in the third quarter of fiscal year 2002 (Q3 02) was $151.2 million.

Non-GAAP net income for Q3 03 was $2.0 million, or $0.01 per share, as compared to a non-GAAP net loss of $1.0 million or $0.00 per share in Q2 03. Non-GAAP net income for Q3 03 excludes deferred stock compensation related to the acquisition of Rhapsody Networks, Inc. (Rhapsody) that was completed in Q2 03. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

Reporting on a Generally Accepted Accounting Principles (GAAP) basis, net income for Q3 03 was $1.9 million, or $0.01 per share. This compares to a GAAP net loss for Q2 03 of $146.0 million, or $0.57 per share, and GAAP net income of $18.3 million or $0.08 per share in Q3 02. There was no difference between GAAP and non-GAAP net income in Q3 02.

"We are pleased with our results for our third fiscal quarter in which we delivered increased revenue, operating income, and earnings per share to our shareholders," said Greg Reyes, Brocade Chairman and CEO. "Although the economic environment continues to be challenging, storage area networking remains an important area of IT investment as companies optimize their storage, server and application infrastructures to reduce cost and improve productivity. The actions that we have taken over the last several quarters have resulted in a more efficient and flexible business model more closely aligned with our go to market strategy. Moving forward, we are confident of our market position, and believe that we are well positioned for continued revenue and earnings growth."

Q3 03 FINANCIAL HIGHLIGHTS

   - Cash and investments were $909.1 million at the end of Q3 03, an increase of $4.4 million from Q2 03.


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                     1745 Technology Dr. San Jose, CA 95110
                          T 408.487.8000 F 408.487.8101
                                 www.brocade.com
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BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 2


   - Days sales outstanding (DSO) in accounts receivable at the end of Q3 03 were 52 days, compared to 46 days at the end of Q2 03. Brocade's historical range of DSO has been between 50 and 60 days.

   - Brocade completed a voluntary stock option exchange program (Exchange Program) for employees. In accordance with the Exchange Program, during Q3 03 Brocade issued 26.6 million new stock options in exchange for 58.7 million stock options that were cancelled during Q1 03.

The non-GAAP, formerly pro forma, information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP. The non-GAAP results exclude certain expenses and income to provide what we believe is a more complete understanding of our underlying operational results and trends. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses relating to our acquisition of Rhapsody and the restructuring of business operations that we believe are not indicative of our core operating results. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting of future periods. Brocade management refers to these non-GAAP financial measures in making decisions regarding the Company's operational performance and to facilitate internal comparisons to the Company's historical operating results and to competitors' operating results.

CONFERENCE CALL

Brocade will host a conference call on Wednesday, August 13, 2003, at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time to discuss its third quarter fiscal year 2003 results. The conference call will also be web cast live via the Internet at www.brocade.com/investors. A replay of the conference call will be available via web cast for twelve months at www.brocade.com/investors.

ABOUT BROCADE COMMUNICATIONS SYSTEMS, INC.

Brocade (Nasdaq: BRCD) offers the industry's leading intelligent platform for networking storage. The world's leading systems, applications, and storage vendors have selected Brocade to provide a networking foundation for their SAN solutions. The Brocade SilkWorm(R) family of fabric switches and software is designed to optimize data availability and storage and server resources in the enterprise. Using Brocade solutions, companies can simplify the implementation of storage area networks, reduce the total cost of ownership of data storage environments, and improve network and application efficiency. For more information, visit the Brocade website at www.brocade.com or contact the company at info@brocade.com.

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 3


CAUTIONARY STATEMENT

This press release contains forward-looking statements, as defined under Federal Securities Laws. These forward-looking statements include statements regarding the company's future market position, revenue, earnings and profitability. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, quarterly fluctuations in our revenues and operating results; the effect of changes in IT spending levels; the effect of competition, including pricing pressure; our dependence on OEM partners; declines in the prices of our products; our ability to develop new and enhanced products that achieve widespread market acceptance; our ability to manage the transition between new and older products; risks associated with international political instability; our failure to manage expansion effectively; our failure to adequately anticipate future OEM and end-user product needs or to accurately forecast end-user demand; risks associated with increased international sales activity; our failure to manage distribution channels and relationships; the loss of our third-party contract manufacturers; our dependence on sole source and limited source suppliers for certain key components including ASICs, microprocessors, logic chips and programmable logic devices; the existence of undetected errors in our products; risks related to our acquisition of Rhapsody; and possible fluctuations in future expenses. These and other risks are set forth in more detail in the Company's reports on Form 10-Q for the fiscal quarter ended April 26, 2003 and on Form 10-K for the fiscal year ended October 26, 2002. Brocade expressly assumes no obligation to update any such forward-looking statements.

                                       ###

Brocade, the B weave logo and SilkWorm are registered trademarks of Brocade Communications Systems, Inc. or its subsidiaries in the United States or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners. All products, plans, and dates are subject to change without notice.

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 4


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          AND RECONCILIATION OF GAAP TO NON-GAAP OPERATING RESULTS (*)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                JULY 26, 2003
                                                     ----------------------------------------   JULY 27, 2002
                                                        GAAP       ADJUSTMENTS       NON-GAAP     GAAP (**)
                                                     ---------     -----------      ---------     ---------
Net revenues                                         $ 133,458     $      --        $ 133,458     $ 151,234
Cost of revenues                                        61,226            --           61,226        60,299
                                                     ---------     ---------        ---------     ---------
    Gross margin                                        72,232            --           72,232        90,935
Operating expenses:
  Research and development                              37,158            --           37,158        33,209
  Sales and marketing                                   27,526            --           27,526        30,338
  General and administrative                             5,539            --            5,539         4,756
  Restructuring costs                                      (15)           15 (a)           --            --
  Amortization of deferred stock compensation              213          (213)(b)           --           243
                                                     ---------     ---------        ---------     ---------
    Total operating expenses                            70,421          (198)          70,223        68,546
                                                     ---------     ---------        ---------     ---------

Income from operations                                   1,811           198            2,009        22,389
Interest and other income, net                           4,290            --            4,290         6,827
Interest expense                                        (3,417)           --           (3,417)       (3,387)
                                                     ---------     ---------        ---------     ---------
Income before provision for income taxes                 2,684           198            2,882        25,829
Income tax provision                                       773            63 (d)          836         7,481
                                                     ---------     ---------        ---------     ---------
Net income                                           $   1,911     $     135        $   2,046     $  18,348
                                                     =========     =========        =========     =========

Net income per share - basic                         $    0.01                      $    0.01     $    0.08
                                                     =========                      =========     =========
Net income per share - diluted                       $    0.01                      $    0.01     $    0.08
                                                     =========                      =========     =========
Shares used in per share
calculation - basic                                    255,873                        255,873       233,017
                                                     =========                      =========     =========
Shares used in per share
calculation - diluted                                  259,444                        259,444       240,106
                                                     =========                      =========     =========

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 5


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          AND RECONCILIATION OF GAAP TO NON-GAAP OPERATING RESULTS (*)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                      NINE MONTHS ENDED
                                                                JULY 26, 2003
                                                  ----------------------------------------   JULY 27, 2002
                                                    GAAP        ADJUSTMENTS       NON-GAAP     GAAP (**)
                                                  ---------     -----------      ---------     ---------
Net revenues                                      $ 387,520     $      --        $ 387,520     $ 409,262
Cost of revenues                                    178,511            --          178,511       162,950
                                                  ---------     ---------        ---------     ---------
    Gross margin                                    209,009            --          209,009       246,312
Operating expenses:
  Research and development                          105,576            --          105,576        95,523
  Sales and marketing                                90,249            --           90,249        82,722
  General and administrative                         15,805            --           15,805        14,139
  Restructuring costs                                20,991       (20,991)(a)           --            --
  Amortization of deferred stock compensation           494          (425)(b)           69           727
  In-process research and development               134,898      (134,898)(c)           --            --
                                                  ---------     ---------        ---------     ---------
    Total operating expenses                        368,013      (156,314)         211,699       193,111
                                                  ---------     ---------        ---------     ---------

Income (loss) from operations                      (159,004)      156,314           (2,690)       53,201
Interest and other income, net                       14,720            --           14,720        16,823
Interest expense                                    (10,129)           --          (10,129)       (8,057)
                                                  ---------     ---------        ---------     ---------
Income (loss) before provision for
income taxes                                       (154,413)      156,314            1,901        61,967
Income tax (benefit) provision                       (3,417)        3,968(d)           551        17,970
                                                  ---------     ---------        ---------     ---------
Net income (loss)                                 $(150,996)    $ 152,346        $   1,350     $  43,997
                                                  =========     =========        =========     =========

Net income (loss) per share - basic               $   (0.61)                     $    0.01     $    0.19
                                                  =========                      =========     =========
Net income (loss) per share - diluted             $   (0.61)                     $    0.01     $    0.18
                                                  =========                      =========     =========
Shares used in per share calculation - basic        248,486                        248,486       230,819
                                                  =========                      =========     =========
Shares used in per share calculation - diluted      248,486                        251,634       244,672
                                                  =========                      =========     =========

(*) The non-GAAP, formerly pro-forma, information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP. The non-GAAP results exclude certain expenses and income to provide what we believe is a more complete understanding of our underlying operational results and trends. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses relating to our acquisition of Rhapsody and the restructuring of business operations that we believe are not indicative of our core operating results. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting of future periods. Brocade management refers to these non-GAAP financial measures in making decisions regarding the Company's operational performance and to facilitate internal comparisons to the Company's historical operating results and to competitors' operating results. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 6



(**) For the three- and nine-month periods ended July 27, 2002, there were no differences between GAAP and non-GAAP results.

(a) Severance and related benefits, asset impairment charges, and contract termination charges related to the restructuring of business operations.

(b)   Deferred stock compensation related to the acquisition of Rhapsody.

(c) In-process research and development costs related to the acquisition of Rhapsody.

(d)   Income tax effects associated with non-GAAP adjustments.

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 7


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                   GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                  JULY 26,        OCTOBER 26,
                                                                    2003             2002
                                                                ------------     ------------
ASSETS

Current assets:
  Cash and cash equivalents                                     $    487,580     $    516,535
  Short-term investments                                              71,039           50,988
                                                                ------------     ------------
    Total cash, cash equivalents, and short-term investments         558,619          567,523
  Marketable equity securities                                           757              226
  Accounts receivable, net                                            76,866           97,707
  Inventories, net                                                     4,529            5,402
  Deferred tax assets, net                                            28,418           28,418
  Prepaid expenses and other current assets                           11,836           16,429
                                                                ------------     ------------
    Total current assets                                             681,025          715,705

Long-term investments                                                350,443          320,865
Property and equipment, net                                          129,113          143,625
Deferred tax assets, net                                             221,489          221,878
Convertible subordinated debt issuance costs                           8,424           10,274
Other assets                                                           3,794            9,316
                                                                ------------     ------------
      Total assets                                              $  1,394,288     $  1,421,663
                                                                ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                              $     46,613     $     57,538
  Accrued employee compensation                                       26,344           23,930
  Deferred revenue                                                    20,183           22,430
  Current liabilities associated with lease losses                     8,260            8,204
  Other accrued liabilities                                           39,939           49,364
                                                                ------------     ------------
    Total current liabilities                                        141,339          161,466

Non-current liabilities associated with lease losses                  18,277           22,602

Convertible subordinated debt                                        550,000          550,000

Stockholders' equity:
  Common stock                                                       725,713          577,406
  Deferred stock compensation                                         (1,252)             (69)
  Accumulated other comprehensive income                               7,027            6,078
  Accumulated earnings (deficit)                                     (46,816)         104,180
                                                                ------------     ------------
    Total stockholders' equity                                       684,672          687,595
                                                                ------------     ------------
      Total liabilities and stockholders' equity                $  1,394,288     $  1,421,663
                                                                ============     ============

BROCADE REPORTS THIRD QUARTER FISCAL 2003 FINANCIAL RESULTS              PAGE 8


                      BROCADE COMMUNICATIONS SYSTEMS, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          AND RECONCILIATION OF GAAP TO NON-GAAP OPERATING RESULTS (*)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                THREE MONTHS ENDED
                                                                  APRIL 26, 2003
                                                    -----------------------------------------
                                                      GAAP           ADJUSTMENTS    NON-GAAP
                                                    ---------        ----------    ----------
Net revenues                                        $ 130,946        $      --     $ 130,946
Cost of revenues                                       60,262               --        60,262
                                                    ---------        ---------     ---------
    Gross margin                                       70,684               --        70,684
Operating expenses:
  Research and development                             36,548               --        36,548
  Sales and marketing                                  31,962               --        31,962
  General and administrative                            5,304               --         5,304
  Restructuring costs                                  10,888          (10,888)(a)        --
  Amortization of deferred stock
     compensation                                         212             (212)(b)        --
  In-process research and development                 134,898         (134,898)(c)        --
                                                    ---------        ---------     ---------
    Total operating expenses                          219,812         (145,998)       73,814
                                                    ---------        ---------     ---------

Loss from operations                                 (149,128)         145,998        (3,130)
Interest and other income, net                          5,097               --         5,097
Interest expense                                       (3,362)              --        (3,362)
                                                    ---------        ---------     ---------
Income (loss) before provision  for income taxes     (147,393)         145,998        (1,395)
Income tax (benefit) provision                         (1,376)             971 (d)      (405)
                                                    ---------        ---------     ---------
Net income (loss)                                   $(146,017)       $ 145,027     $    (990)
                                                    =========        =========     =========

Net income (loss) per share - basic                 $   (0.57)                     $    0.00
                                                    =========                      =========
Net income (loss) per share - diluted               $   (0.57)                     $    0.00
                                                    =========                      =========
Shares used in per share calculation - basic          254,687                        254,687
                                                    =========                      =========
Shares used in per share calculation - diluted        254,687                        254,687